EXHIBIT 10.4

Amended and Restated Agreement and Plan of Merger dated August 31, 1999 between NMMI and Unergi, Inc. in which NMMI was the survivor corporation.

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                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                    New Millennium Media International, Inc.

                           New Millennium Media, Inc.
      a wholly owned subsidiary of New Millennium Media International, Inc.
                                       and

                                  UNERGI, Inc.
                                      dated

                                 August 31, 1999

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                                TABLE OF CONTENTS

Section 1.     The Merger......................................................1
      1.1      Actions to be Taken.............................................1
      1.2      Conversion of Target Securities ................................2
      1.3      Exchange of Certificates........................................2
      1.4      Fractional Shares...............................................3
      1.5      Unexchanged Certificates........................................3
      1.6      Legend on Parent Certificates Issued in Conversion of the
               Target Common Stock.............................................3
      1.7      Filing of Merger Documents .....................................3

Section 2.     Representations and Warranties of Target .......................3
      2.1      Corporate Organization and Good Standing .......................3
      2.2      Capitalization..................................................4
      2.3      Authorization, Execution and Delivery...........................4
      2.4      Financial Statements ...........................................4
      2.5      Absence of Undisclosed Liabilities .............................4
      2.6      Absence of Certain Changes......................................4
      2.7      Litigation, Etc. ...............................................4
      2.8      Contracts.......................................................5
      2.9      Title...........................................................5
      2.10     Tax Returns.....................................................5
      2.11     No Violation....................................................5
      2.12     Books and Records...............................................5
      2.13     Disclosure......................................................5
      2.14     Broker's or Finder's Fees.......................................5

Section 3.     Representations and Warranties of Parent and Sub ...............6
      3.1      Corporate Organization..........................................6
      3.2      Capitalization..................................................6
      3.3      Authorization, Execution and Delivery...........................6
      3.4      Financial Statements............................................6
      3.5      Absence of Undisclosed Liabilities..............................7
      3.6      Absence of Certain Changes......................................7
      3.7      Litigation......................................................7
      3.8      Contracts.......................................................7
      3.9      Title...........................................................7
      3.10     Tax Returns.....................................................7
      3.11     No Violation....................................................7
      3.12     Books and Records...............................................7
      3.13     Continuity of Business Enterprise...............................7
      3.14     Compliance with Law ............................................7
      3.15     Disclosure......................................................8
      3.16     Broker's or Finder's Fees.......................................8

Section 4.     Conduct of Target Pending the Effective Date....................8
      4.1      Regular Course of Business......................................8
      4.2      Restricted Activities and Transactions..........................8
      4.3      Advice of Changes...............................................9
      4.4      Access to Records and Properties................................9

Section 5.     Conduct of Parent and Sub Pending the Effective Date............9
      5.1      Regular Course of Business......................................9
      5.2      Restricted Activities and Transactions.........................10
      5.3      Advice of Changes..............................................10
      5.4      Access to Records and Properties...............................10
      5.5      Guarantee of Sub Obligations...................................11

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Section 6      MUTUAL COVENANTS...............................................11
      6.1      Confidentiality ...............................................11
      6.2      Expenses.......................................................11
      6.3      Further Assurances.............................................12

Section 7.     Conditions Precedent to Obligation of Target...................12
      7.1      Parent and Sub Representations and Warranties..................12
      7.2      Parent and Sub Covenants.......................................12
      7.3      Guarantee of Sub Obligations...................................12

Section 8.     Conditions Precedent to Obligation of Parent ..................12
      8.1      Target's Representations and Warranties........................12
      8.2      Target's Covenants.............................................12
      8.3      Funding........................................................12

Section 9.     Designation of Agent for Service...............................12

Section 10.    Stand-still Agreement and Break-off Fee........................13

Section 11.    Notice of Events...............................................13

Section 12.    Termination....................................................13
      12.1     Circumstances of Termination...................................13
      12.2     Effect of Termination..........................................14

Section 13.    General Provisions.............................................14
      13.1     Further Assurances.............................................14
      13.2     Waiver.........................................................14
      13.3     Entire Agreement...............................................14
      13.9     Headings.......................................................14
      13.5     Governing Law..................................................14
      13.6     Assignment.....................................................14

Section 14.    Survival of Representations, Warranties and Agreements ........15

Section 15.    Indemnity Agreements of Parent and Target......................15

Section 16.    Other Agreements ..............................................15
      16.1     Public Disclosure..............................................15
      16.2     Notices........................................................15
      16.3     Binding Effect.................................................16
      16.4     Entire Agreement...............................................16
      16.5     Schedules and Exhibits.........................................16
      16.6     Applicable Law and Jurisdiction ...............................16
      16.7     No Benefit to Third Parties....................................16
      16.8     Counterparts...................................................16
      16.9     Acknowledgments................................................17

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                             Exhibits and Schedules
                             ----------------------

Schedule 1.1(d)     Officers and Directors of Surviving Corporation
Schedule 1.3        Target Shareholder Information
Schedule 2.2        Obligations to Issue Shares Pursuant to Subscription
                    Agreement
Schedule 2.5        Target Liabilities
Schedule 2.6        Changes of Target
Schedule 2.7        Litigations, etc.
Schedule 2.8        Contracts of Target
Schedule 2.9        Properties of Target
Schedule 3.5        Parent Liabilities

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

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

     AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER ("Amended Agreement") dated as of August 31, 1999, by and among New Millennium Media International, Inc., a Colorado corporation ("Parent" or "NMNI"), New Millennium Media, Inc., a Colorado corporation and wholly-owned subsidiary of Parent ("Sub"), and UNERGI, Inc., a Nevada corporation ("Target" or "UNERGI") (Sub and Target being hereinafter collectively referred to as the "Constituent Corporations").

                                    RECITALS
                                    --------

     A. The Parent, Sub and Target entered into an Agreement and Plan of Merger dated June __, 1999 ("Agreement"), whereby, the Parent would acquire Target by the merger of Target into the Sub, in a transaction intended to qualify as a tax-free reorganization under Section 386(a) of the Internal Revenue Code of 1986, as amended (the "Code"), no later than July 30, 1999, as subsequently amended by the parties.

     B. Although the Agreement has terminated by its terms, the Boards of Directors of Parent, Sub and Target deem it advisable for the mutual benefit of Parent, Sub and Target, and their respective stockholders, to amend and restate the Agreement and waive any and all claims for breach thereunder.

     C. The Boards of Directors of Parent, Sub and Target expect that this transaction will further certain of their business objectives and have adopted resolutions authorizing the transactions contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                             Section 1. The Merger
                             ---------------------

     1.1 Actions to be Taken. Subject to the terms and conditions of this Agreement, including the fulfillment (or waiver) of all conditions to the obligations of the parties contained herein, at the Effective Date (as hereinafter defined) and pursuant to the laws of the States of Colorado and Nevada, the following shall occur:

     (a) Target shall be merged with: and into Sub (such transaction hereafter referred to as the "Merger"), and Sub shall be the surviving corporation (the "Surviving Corporation"). The separate existence and corporate organization of Target shall cease upon filing of the Articles of Merger with the Colorado Secretary of State and the Nevada Secretary of State, and thereupon Sub and Target shall be a single corporation and will continue to be governed by the laws of the State of Colorado.

     (b) The Articles of Incorporation of Sub shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Date, subject to the right of the Surviving Corporation to amend its Articles of Incorporation in accordance with the laws of the State of Colorado.

     (c) The By-Laws of Sub as they shall exist on the Effective Date shall be and remain the bylaws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided.

     (d) The officers and directors of Parent and Sub shall resign as of the Effective Date and the persons set forth on Schedule 1.1(d) shall be the officers and directors, respectively, of the Parent and the Surviving Corporation until their successors shall have been elected and qualified.

     (e) As soon as practicable following fulfillment or waiver of the conditions specified in Sections 7 and 8 hereof, and provided that this Agreement has not been terminated or abandoned pursuant to Section 12, the Constituent Corporations will cause this Agreement and Plan of Merger ("Merger Agreement") to be filed with the office of the Secretary of State of the State of Colorado, and will cause a copy of this Agreement certified by the Secretary of State of Colorado to be filed with the office of the Secretary of State of the State of Nevada. Subject to and in accordance with the laws of the States of Colorado and Nevada, the Merger will become effective at the date and time the Article of Merger is filed with the office of the Secretary of State of Colorado or such later time or date as May be specified in the Article of Merger (the "Effective Date"). Each of the parties will use its best efforts to cause the Merger to be consummated, as soon as practicable following the fulfillment or waiver of the conditions specified in Sections 7 and 8 hereof, but no later than August 31, 1999 ("Closing Date").

     1.2 Conversion of Target Securities. The mode of carrying the merger into effect and the manner and basis of converting the shares of Target into shares of Parent are as follows:

     (a) At the Effective Date all of the issued and outstanding shares of Target Common Stock (as defined in Section 2.2) shall, by virtue of the Merger and without any action on the part of the respective holders thereof, become and be converted into the right to receive an aggregate of 16,566,667 shares of Parent Common Stock (as defined in Section 3.2) (the "Merger Consideration") and each share of Target Common Stock shall become and be converted into the right to receive its pro rata portion of the Merger Consideration.

     (b) Each certificate evidencing ownership of shares of Parent Common Stock issued and outstanding on the Effective Date shall continue to evidence ownership of the number of shares of Parent Common Stock represented thereto.

     1.3 Exchange of Certificates. As promptly as practicable after the Effective Date, each holder of an outstanding certificate or certificates theretofore representing shares of Target Common Stock shall surrender the same to American Securities Transfer, Inc., Denver, Colorado ("Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full of Parent Common Stock into which the shares of Target Common Stock represented by the certificate or certificates so surrendered shall have been converted pursuant to Section 1.2. The name, address and amount of shares owned by each holder of Target Common Stock is set forth on Schedule 1.3.

     1.4 Fractional Shares. Fractional shares of Parent Common Stock shall not be issued.

     1.5 Unexchanged Certificates. Until surrendered, each outstanding certificate which, prior to the Effective Date, represented Target Common Stock shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the whole number of shares of Parent Common Stock into which it is to be converted, and no dividend or other distribution payable to holders of Parent Common Stock as of any date subsequent to the Effective Date shall be paid to the holders of unexchanged certificates. There shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions which would have been payable with respect to the shares of Parent Common Stock represented thereby.

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     1.6 Legend on Parent Certificates Issued in Conversion of the Target Common
Stock. Each of the certificates representing shares of Parent Common Stock issued upon conversion of the Target Common Stock as provided for herein shall bear the following legend:

          The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities May not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Corporation.

     1.7 Filing of Merger Documents. As soon as practicable after the Closing Date, Sub and Target shall, in accordance with Section 1.1(e), cause the Merger Agreement to be filed with the Secretary of State of the State of Colorado and will cause a copy of the Merger Agreement certified by the Colorado Secretary of State, to be filed with the office of the Secretary of State of the State of Nevada. Target, Sub and Parent will take such other and further actions as May be required by the applicable laws of Colorado and Nevada in connection with such filing and in order to complete the Merger.

               Section 2. Representations and Warranties of Target
               ---------------------------------------------------

     Target represents and warrants that:

     2.1 Corporate Organization and Good Standing. Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified or licensed as a foreign corporation in each other jurisdiction where it owns or leases substantial properties. Target has no subsidiaries. Target has the requisite corporate power and authority to own, operate and lease its properties and to conduct its business as it is now being conducted. Target has previously delivered to Parent a true and complete copy of its Articles of Incorporation and Bylaws.

     2.2 Capitalization. The authorized capital stock of Target consists of: (i) 20,000,000 shares of Common Stock, $.0001 par value per share ("Target Common Stock"), of which 20,000,000 shares are issued and outstanding, fully paid and nonassessable, which include the obligation pursuant to subscription agreements, to issue shares of its capital stock as disclosed in Schedule 2.2 which shall be provided to Parent no later than August 30, 1999; and (ii) 1,000,000 shares of Series A Convertible Preferred Stock, $.0001 par value per share ("Target Preferred Stock"), none of which are issued and outstanding. Except as set forth above, Target does not have any shares of its capital stock issued or outstanding.

     2.3 Authorization, Execution and Delivery. Target has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and shareholders, and no other corporate proceedings on the part

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

of Target are necessary to authorize this Agreement and the transactions contemplated hereby. Target is not subject to or obligated under any charter, by-law or contract provision or any note, mortgage, lease, agreement, bond, indenture, instrument, license, franchise or permit, or subject to any order, judgment, injunction, writ or decree, which would be breached or violated by the execution or consummation of this Agreement. Other than in connection with or in compliance with the provisions and requirements of the laws of the State of Nevada, the 1933 Act, and the securities or blue sky laws of the various states, no authorization, consent or approval of, or filing with, any public body or authority is necessary for the completion by Target of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings, the failure to obtain or make which would not have a material adverse effect on Target's business.

     2.4 Financial Statements. Target's balance sheet as of April 30, 1999, fairly presents the financial condition of Target as of said date and in conformity with generally accepted accounting principles consistently applied.

     2.5 Absence of Undisclosed Liabilities. Except as disclosed on Schedule 2.5, and to the extent reflected or reserved against in Target's balance sheet as of April 30, 1999, Target did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles ("Liabilities").

     2.6 Absence of Certain Changes. Except as disclosed on Schedule 2.6, there has been no material adverse change in the business, properties or financial condition of Target since April 30, 1999.

     2.7 Litigation, Etc. Except as disclosed on Schedule 2.7, there is no litigation, proceeding or investigation pending or, to the knowledge of Target, threatened against Target which if successful might result in a material adverse change in the business, properties or financial condition of Target or which questions the validity or legality of this Agreement or of any action taken or to be taken by Target in connection with this Agreement.

     2.8 Contracts. Schedule 2.8 sets forth all material contracts to which Target is a party. Except as disclosed on Schedule 2.8, none of the contracts are in default.

     2.9 Title. Target has good and marketable title to all property included in the balance sheet of Target as of April 30, 1999, other than property disposed of in the ordinary course of business after said date. Except as disclosed on
Schedule 2.9, the properties of Target as previously disclosed in writing to Parent, including its rights to all patents, know how and intellectual property relating to the products it distributes, are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances which do not materially interfere with the use of the property in the conduct of the business of Target.

     2.10 Tax Returns. No required federal, state and local tax returns are delinquent.

     2.11 No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease or agreement, or any order, judgment, decree, law or regulation to which any property of Target is subject or by which is bound, except for breaches or defaults which in the aggregate would not have a

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

materially adverse effect on Target's properties, business operations or financial condition.

     2.12 Books and Records. The corporate minute books, stock certificate books, stock registers and other corporate records of Target are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     2.13 Disclosure. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which, has been supplied by or on behalf of Target or by any of Target's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to Target which could be reasonably expected to materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to Parent in connection with the transactions contemplated by this Agreement.

     2.14 Broker's or Finder's Fees. No broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of Target.

           Section 3. Representations and Warranties of Parent and Sub
           -----------------------------------------------------------

     Parent and Sub represent and warrant that:

     3.1 Corporate Organization. Parent and Sub, the sole subsidiary of Parent, are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each has all requisite corporate power and authority to own, operate and lease its properties and to conduct its business as it is now being conducted. Parent is duly qualified or licensed as a foreign corporation in each other jurisdiction where it owns or leases substantial properties, except where the failure to be so qualified or licensed would not have a material adverse effect on the financial condition, properties or businesses of Parent taken as a whole Parent and Sub have each delivered to Target a true and complete copy of their Articles of Incorporation and By-Laws.

     3.2 Capitalization.

     (a) Parent's authorized capital stock consists of: (i) 25,000,000 shares of Common Stock, $.001 par value per share ("Parent Common Stock"), of which 7,533,214 shares are issued and outstanding, fully paid and nonassessable; and,
(ii) 10,000,000 shares of Preferred Stock, $.001 par value per share, ("Parent Preferred Stock"), none of which are issued and outstanding. There are 1,050,000 options, warrants or rights outstanding to purchase shares of Parent Common Stock from Parent.

     (b) Except as set forth above, Parent does not have any shares of its capital stock issued or outstanding.

     (c) The authorized capital stock of Sub consists of 1,000,000 shares of Common Stock, par value $.01 per share, of which 100,000 shares are

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

issued and outstanding, all of which are owned of record and beneficially by Parent.

     (d) To the best knowledge of Parent's management, Parent's outstanding securities have been issued in compliance with all applicable federal and state securities laws.

     3.3 Authorization, Execution and Delivery. Parent and Sub each have the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Parent and Sub and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action; no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the transactions contemplated hereby.

     3.4 Financial Statements. Parent's balance sheet and statement of operations, shareholder's equity and cash flow as of April 30, 1999, copies of which have been provided to Target, fairly presents the financial condition of Parent as of said date and in conformity with generally accepted accounting principles consistently applied.

     3. 5 Absence of Undisclosed.  Liabilities.  Except as disclosed on Schedule
3.5 and to the extent reflected or reserved against in Parent's balance sheet as of April 30, 1999, Parent did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles ("Liabilities").

     3.6 Absence of Certain Changes. There has been no material adverse change in the business, properties or financial condition of Parent since April 30, 1999.

     3.7 Litigation There is no litigation, proceeding or investigation pending or, to the knowledge of Parent, threatened against Parent which if successful might result in a material adverse change in the business, properties or financial condition of Parent or Sub or which questions the validity or legality of this Agreement or of any action taken or to be taken by Parent or Sub in connection with this Agreement.

     3.8 Contracts. Parent is not a party to any material contract not in the ordinary course of business which is to be performed in whole or in part at or after the date of this Agreement.

     3.9 Title. Parent has good and valid title to all property included in the balance sheet of Parent as of April 30, 1999, other than property disposed of in the ordinary course of business after said date. The properties of Parent are not subject to any mortgage, encumbrance or lien of any kind.

     3.10 Tax Returns. Parent has timely filed all required federal, state and local tax returns and has no outstanding tax liabilities, including but not limited to income, withholding, property and corporate franchise taxes.

     3.11 No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease or agreement, or any order, judgment, decree, law or regulation to which any property of Parent is subject or by which Parent is bound, except for breaches or defaults which in the aggregate would not have a materially adverse effect on Parent's properties, business operations or financial condition.

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

     3.12 Books and Records. The corporate minute books, stock certificate books, stock registers and other corporate records of Parent are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     3.13 Continuity of Business Enterprise. Parent will continue at least one significant historic business line of Target, or use at least a significant portion of Target's historic business assets in a business, in each case within the meaning of Treasury Reg. [section] 1.368-1(d)

     3.14 Compliance with Law. There has been no default under any laws applicable to Parent and Parent has not received notice from any governmental entity regarding any alleged defaults under any laws. There has been no default with respect to any court order applicable to Parent.

     3.15 Disclosure. Neither this Agreement nor any Schedule, Exhibit or certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of Parent or by any of Parent's directors or officers in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstance known to Parent which could be reasonably expected to materially and adversely affect its business, prospects or financial condition or its assets, which has not been set forth in this Agreement, the Schedules, Exhibits, certificates or statements furnished in writing to Target in connection with the transactions contemplated by this Agreement.

     3.16 Broker's or Finder's Fees. No broker, finder or similar intermediary is entitled to fees in connection with the transactions contemplated by this Agreement by virtue of any action or agreement of Parent.

             Section 4. Conduct of Target Pending the Effective Date
             -------------------------------------------------------

     Target  covenants that between the date of this Agreement and the Effective
Date:

     4.1 Regular Course of Business. Except as otherwise consented to in writing by Parent, prior to the Effective Date, Target will carry on its business in the ordinary course only, and, without limiting the generality of the foregoing, Target will use its best efforts to preserve its present business organization intact, keep available the services of its present officers and employees, and preserve its present relationships with persons having business dealings with it including, but not limited to, the contracts as set forth in Schedule 2.8(b).

     4.2 Restricted Activities and Transactions. Except as otherwise consented to in writing by Parent, or contemplated by this Agreement, prior to the Effective Date, Target will not:

     (a) amend its certificate or articles of incorporation or bylaws;

     (b) issue, sell or deliver, or agree to issue, sell or deliver, any shares of any class of capital stock or any securities convertible into any such shares or convertible into securities in turn so convertible, or any options, warrants or other rights calling for the issuance, sale or delivery of any such shares or convertible securities, declare or pay any dividend or make any distribution on its capital stock in cash, stock or property, subdivide shares of capital stock into a greater number of shares, or redeem, repurchase or otherwise acquire any shares of capital stock;

     (c) discharge or satisfy or pay any lien, encumbrance, debt or obligation other than in the ordinary course of business;

     (d) sell, transfer or otherwise dispose of any of its assets otherwise than in the normal course of business;

     (e) incur or assume or authorize or commit to any expenditure(s) in excess of $25,000 in the aggregate other than in the ordinary course of business;

     (f) assume or guarantee, or agree to assume or guarantee, any debt, liability or other obligation of any person, firm or corporation; or

     (g) acquire control of any other corporation, association, joint venture, partnership, business trust or other business entity, or acquire control or ownership of all or a substantial portion of the assets of any of the foregoing or merge, consolidate or otherwise combine with any other corporation (except as provided for in this Agreement), or enter into any agreement providing for any of the foregoing.

     4.3 Advice of Changes. Until the Closing Date, Target will promptly advise Parent in writing after acquiring knowledge thereof, of (i) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of Target contained in this Agreement, if made on or as of the date of such event or the Effective Date, untrue or inaccurate in any material respect; and, (ii) any material adverse change in Target's business.

     4.4 Access to Records and Properties. Parent May, prior to the Closing Date, through its employees, agents and representatives, make or cause to be made a detailed review of the business and financial condition of Target, and make or cause to be made such investigation as it deems necessary or advisable of the properties, assets, businesses, books and records of Target. Target agrees to furnish such assistance as Parent reasonably may request in conducting such review and investigation and will provide, and will cause its independent public accountants to provide, Parent and its employees, agents and representatives full access to all books, records (including tax returns filed or in preparation), personnel and premises of Target and the work papers and other records of its independent public accountants and shall provide to Parent such other information concerning the business of Target as Parent reasonably may request Any such review described in this section shall be undertaken during normal business hours following reasonable notice to Target.

         Section 5. Conduct of Parent and Sub Pending the Effective Date
         ---------------------------------------------------------------

     Parent and Sub covenant that between the date of this Agreement and the Effective Date:

     5.1 Regular Course of Business. Except as otherwise consented to in writing by Target, prior to the Effective Date, Parent and Sub will carry on its business in the ordinary course only, and, without limiting the generality of the foregoing, Parent will use its best efforts to preserve its present business organization intact, keep available the services of its present officers and employees, and preserve its present relationships with persons having business dealings with it.

     5.2 Restricted Activities and Transactions. Except as otherwise consented to in writing by Target, or contemplated by this Agreement, prior to the Effective Date, neither Parent nor Sub will:

     (a) amend its certificate or articles of incorporation or bylaws;

     (b) issue, sell or deliver, or agree to issue, sell or deliver, any shares of any class of capital stock or any securities convertible into any such shares or convertible into securities in turn so convertible, or any options, warrants or other rights calling for the issuance, sale or delivery of any such shares or convertible securities, declare or pay any: dividend or make any distribution on its capital stock in cash, stock or property, subdivide shares of capital stock into a greater number of shares, or redeem, repurchase or otherwise acquire any shares of capital stock;

     (c) discharge or satisfy or pay any lien, encumbrance, debt or obligation other than in the ordinary course of business;

     (d) sell, transfer or otherwise dispose of any of its assets otherwise than in the normal course of business;

     (e) incur or assume or authorize or commit to any expenditure(s) in excess of $25,000 in the aggregate other than in the ordinary course of business;

     (f) assume or guarantee, or agree to assume or guarantee, any debt, liability or other obligation of any person, firm or corporation; or

     (g) acquire control of any other corporation, association, joint venture, partnership, business trust or other business entity, or acquire control or ownership of all or a substantial portion of the assets of any of the foregoing or merge, consolidate or otherwise combine with any other corporation (except as provided for in this Agreement), or enter into any agreement providing for any of the foregoing.

     5.3 Advice of Changes. Parent will promptly advise Target in writing after acquiring knowledge thereof, of (i) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of Parent contained in this Agreement, if made on or as of the date of such event or at the Effective Date, untrue or inaccurate in any material respect; and, (ii) any material adverse change in the business of Parent and/or its Sub.

     5.4 Access to Records and Properties. Target may, prior to the Closing Date, through its employees, agents and representatives, make or cause to be made a detailed review of the business and financial condition of Parent, and make or cause to be made such investigation as it deems necessary or advisable of the properties, assets, businesses, books and records of Parent. Parent agrees to furnish such assistance as Target reasonably may request in conducting such review and investigation and will provide, and will cause its independent public accountants to provide, Target and its employees, agents and representatives full access to all books, records (including tax returns filed or in preparation), personnel and premises of Parent and the work papers and other records of its independent public accountants and shall provide to Target such other information concerning the business of Parent as Target reasonably may request. Any such review described in this section shall be undertaken during normal business hours following reasonable notice to Parent.

     5.5 Guarantee of Sub Obligations. Parent shall cause Sub to perform in a timely manner all its obligations, and to comply with all its agreements, in this Agreement and in the Articles of Merger.

                           Section 6 MUTUAL COVENANTS
                           --------------------------

     6.1 Confidentiality. Parent and Target will use their best efforts to keep confidential any and all information furnished to one of them by the other or such other's representatives or independent public accountants in connection with the transactions contemplated by this Agreement, and the business and financial review and investigation referred to in Section 4.4 and Section 5.4, except to the extent any such information may be generally available to the public, and Parent and Target have instructed their respective officers, employees and other representatives having access to such information to comply with the obligation of confidentiality. In the event of termination of this Agreement, each of Parent and Target will promptly deliver to the other all originals and copies of documents, work papers and other material containing information concerning the other that was obtained from the other or its agents, employees or representatives in connection with such transactions or business and financial review and investigation, whether so obtained before or after the execution hereof, will not use any information so obtained, will not disclose or divulge such information to any other person and will keep confidential any information so obtained; provided, however, that (after reasonable measures have been taken to maintain confidentiality and after giving reasonable notice to the other parties to this Agreement specifying the information involved and the manner and extent of the proposed use of disclosure thereof) (i) any disclosure of such information may be made by a party hereto to the extent required by applicable law or regulation or judicial or regulatory process and (ii) such information may be used by such party as evidence in or in connection with any pending or threatened litigation relating to this Agreement or any transaction contemplated hereby. The obligations arising under this Section 6.1 shall survive any termination or abandonment of this Agreement.

     6.2 Expenses. Whether or not the Merger is consummated, each party hereto shall be responsible for its own legal, accounting and other fees; costs and expenses regarding this Agreement and the transactions contemplated hereby. Notwithstanding any other provision in this Agreement, in the event of any dispute or controversy, in addition to any other remedies the prevailing party may obtain in such dispute, the prevailing party in such dispute shall be entitled to recover from the other party all of its reasonable legal fees and out-of-pocket costs incurred by such party in enforcing or defending its rights hereunder.

     6.3 Further Assurances. Each party hereto agrees to execute and deliver such instruments and take such other actions as any other party may reasonably require in order to carry out the intent of this Agreement.

             Section 7. Conditions Precedent to Obligation of Target
             -------------------------------------------------------

     Target's   obligation  to  consummate  this  Merger  shall  be  subject  to fulfillment on or before the Closing Date of each of the following conditions, unless waived in writing by Target:

     7.1 Parent and Sub Representations and Warranties. The representations and warranties of Parent and Sub set forth in Section 3 hereof shall be true and correct at the Closing Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     7.2 Parent and Sub Covenants. Parent and Sub shall have performed all covenants required by this Agreement to be performed by it on or before the Closing Date.

     7.3 Guarantee of Sub Obligations. Parent shall cause Sub to perform in a timely manner all of its obligations, and to comply with all its agreements; in this Agreement.

             Section 8. Conditions Precedent to Obligation of Parent
             -------------------------------------------------------

     Parent's   obligation  to  consummate  this  merger  shall  be  subject  to fulfillment on or before the Closing Date of each of the following conditions, unless waived in writing by Parent:

     8.1 Target's Representations and Warranties. The representations and warranties of Target set forth in Section 2 hereof shall be true and correct at the Closing Date as though made at and as of that date, except as affected by transactions contemplated hereby.

     8.2 Target's Covenants. Target shall have performed all covenants required by this Agreement to be performed by it on or before the Closing Date.

     8.3 Funding. Target will have completed a private placement of its securities which shall result in gross proceeds of not less than $500,000 no later than August 30, 1999. The Private Placement will be made under the provisions of Regulation D promulgated under the Securities Act of 1933, as amended. The offering will be made only to "Accredited Investors" as that term is defined in Regulation D.

                   Section 9. Designation of Agent for Service
                   -------------------------------------------

     The Surviving Corporation hereby: (1) agrees that it may be served with process in the State of Nevada in any proceeding for the enforcement of any obligation of Target and in any proceeding for the enforcement of the rights of a dissenting shareholder of Target; (2) irrevocably appoints the Secretary of State of the State of Nevada as its agent to accept service or process in any such proceedings; and (3) agrees that it will promptly pay to dissenting shareholders, if any, of Target the amount, if any, to which they shall be entitled pursuant to the laws of the State of Nevada.

               Section 10 Stand-still Agreement and Break-off Fee
               --------------------------------------------------

     From and after the date of this Agreement and up to and including the Closing Date both parties agree to conduct their respective businesses in the ordinary course and agree that during such period each shall have the exclusive right to negotiate with the other with respect to the Merger and during such period each party agrees not to directly or through intermediaries solicit, entertain or otherwise discuss with any person or entity any other offer and neither Parent nor Target will issue or agree to issue, except as otherwise disclosed in this Agreement, any additional securities without the consent of the other party. Without the consent of the other party, neither party will, except in the ordinary course of business, transfer assets or create liabilities other than those contemplated herein. All reasonable expenses incurred in connection with the completion of the transactions contemplated herein shall be deemed to be in the ordinary course of business. Should any party be in violation of this provision, it shall pay the other party the greater of: (i) its expenses on an accountable basis, including time of its personnel and representatives reasonably incurred in connection with the Transactions; or,
(ii) the sum of $25,000 as a Break-Off Fee within ten (10) days of written notice from the other party and if any party fails to pay such fee, it shall be liable to the other party for interest at the rate of eighteen percent (18%) per annum together with reasonable attorneys fees for collection.

                          Section 11. Notice of Events
                          ----------------------------

     Each party shall promptly notify each other party of (a) any event, condition or circumstance occurring from the date hereof through the Effective Date that would constitute a violation or breach of this Agreement, or (b) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule, Exhibit or statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business which would not render a change in any of the representations, warranties or other agreements of said party.

                             Section 12. Termination
                             -----------------------

     12.1 Circumstances of Termination. This Agreement may be terminated (notwithstanding approval by the shareholders of Target hereof):

     (a) By the mutual consent in writing of the Boards of Directors of Target and Parent.

     (b) By the  Board of  Directors  of  Target if any  condition  provided  in
Section 7 hereof has not been satisfied or waived on or before the Closing Date.

     (c) By the  Board of  Directors  of  Parent if any  condition  provided  in
Section 8 hereof has not been satisfied or waived on or before the Closing Date.

     (d) By the Board of Directors of either Parent or Target if the Effective Date has not occurred by September 10, 1999.

     12.2 Effect of Termination. In the event of a termination of this Agreement pursuant to Section 12.1 (a) hereof, each party shall pay the costs and expenses incurred by it in connection with this Agreement and no non-breaching party (or any of its officers, directors and shareholders) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder.

     In the event of a termination of this Agreement pursuant to Sections 12.1(b), (c) and (d) hereof, the party at fault shall be liable to the other party for all reasonable costs and expenses, but shall not be liable for damage or loss of anticipated profits hereunder.

                         Section 13. General Provisions
                         ------------------------------

     13.1 Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     13.2 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     13.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     13.4 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado, without regard to conflict of laws. This Agreement shall be subject to the jurisdiction and venue of the state and federal courts situated in Denver, Colorado.

     13.6 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

       Section 14. Survival of Representations, Warranties and Agreements
       ------------------------------------------------------------------

     All of the representations and warranties of the parties contained in this Agreement shall survive for a period of two years after the Effective Date.

              Section 15. Indemnity Agreements of Parent and Target
              -----------------------------------------------------

     Parent and Target each shall indemnify, defend, reimburse and hold harmless the other from and against any and all Losses resulting from:

     (a) Any inaccuracy in, or breach of, any representation and warranty or nonfulfillment of any covenant on the part of Parent or Target, respectively; contained in this Agreement.

     (b) Any misrepresentation in or omission from or nonfulfillment of any covenant on the part of Parent or Target, respectively, contained in any other agreement, certificate or other instrument furnished or to be furnished to the other party by that party pursuant to this Agreement.

                          Section 16. Other Agreements
                          ----------------------------

     16.1 Public Disclosure. None of the parties hereto shall issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby not required by law except upon the written consent of the other party hereto. Such approval shall not be unreasonably withheld.

     16.2 Notices. All consents, waivers, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile transmission or by overnight courier to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

      (1)   If to Parent or Sub to:

            Troy H. Lowrie
            New Millennium Media International
            1601 W. Evans Ave.
            Denver, CO 80223
            (303) 934-2424 (Telephone)
            (303) 922-0746 (Fax)

            With a copy to:

            A. Thomas Tenenbaum, Esq.
            Brenman Bromberg & Tenenbaum, P.C.
            1775 Sherman Street, Suite 1001
            Denver, Colorado 80203
            (303) 894-0234 (Telephone)
            (303) 839-1633 (Fax)

      (2)   If to Target to:
            UNERGI, Inc.
            7820 South Holiday Drive, Suite 300
            Sarasota, Florida 34231

            With a copy to:

            Jorge L. Freeland
            White & Case LLP
            200 S. Biscayne Blvd.
            Miami, Florida 33131
            (305) 371-2700 (Telephone)
            (305) 358-5744 (Fax)

Any party may change the address to which notices, requests, demands and other communications hereunder are to be sent to such party by giving the other parties hereto written notice thereof in accordance with this Section 16.2.

     16.3 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided that this Agreement may not be assigned by any party without the consent of the other parties.

     16.4 Entire Agreement. This Agreement (including the Exhibits and Schedules referred to herein) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     16.5 Schedules and Exhibits. The Schedules and Exhibits referred to in this Agreement shall be construed as an integral part of this Agreement as if the same had been set forth herein and shall be satisfactory in form and substance to each party hereto.

     16.6 Applicable Law and Jurisdiction. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Colorado without regard to conflict of law. This Agreement shall be subject to the jurisdiction and venue of the state and federal courts situated in Denver, Colorado.

     16.7 No Benefit to Third Parties. No provision of this Agreement is intended to confer any rights or remedies upon any person not a party of this Agreement.

     16.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute only one document. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     16.9 Acknowledgments.

     (a) The parties represent and acknowledge that each has been represented and advised by counsel in connection with this Agreement.

     (b) The parties acknowledge that Target shall assume all liabilities of Parent and Sub following the Closing and Effective Date of the Merger.

                           [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        New Millennium Media International,
                                        a Colorado corporation ("Parent")

                                        By /s/ Troy H. Lowrie
                                           -------------------------------------
                                           Troy H. Lowrie, President

                                        New Millennium Media, Inc.,
                                        a Colorado corporation ("Sub")

                                        By /s/ Troy H. Lowrie
                                           -------------------------------------
                                           Troy H.  Lowrie, President

                                        UNERGI, Inc.,
                                        a Nevada corporation ("Target")

                                        By /s/ Michael Miksch
                                           -------------------------------------
                                           Michael Miksch, President

                                 SCHEDULE 1.1(d)
                                 ---------------

                 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

Gerald Parker       Director    Chairman of the Board
Andrew Badolato     Director    Vice President-Corporate Finance
Michael Miksch      Director    President
John Muczko         Director
Christy Brandon     Controller
Tony Gomes          Director    Vice President-Marketing

                                  SCHEDULE 1.3
                                  ------------

                        UNERGI'S SHAREHOLDER INFORMATION

Investment Management of America, Inc.          15,250,000 shares
7820 South Holiday Drive
Suite 320
Sarasota, FL 34231

Michael Miksch                                   3,250,000 shares
4841 Inverness Ct. #101
Palm Harbor, FL 34685

Mark Western                                       500,000 shares
4364 S. Kirkman Rd. #302
Orlando, FL 32811

Cole Leary                                         500,000 shares
812 Riverbend Blvd.
Longwood, FL 32779

Dual Cooper                                        500,000 shares
712 Carbonne Ct
Las Vegas, NV 89117

      Total                                     20,000,000 shares
      Unassigned                                 1,000,000 preferred shares

                                  SCHEDULE 2.2
                                  ------------

                      OBLIGATIONS TO ISSUE SHARES PURSUANT
                           TO SUBSCRIPTION AGREEMENTS

                                      None

                                  SCHEDULE 2.5
                                  ------------

                           LIST OF TARGET LIABILITIES

IMA   $650,000

                                  SCHEDULE 2.6
                                  ------------

                                CHANGES OF UNERGI

There have been no significant changes since the merger was agreed to.

                                  SCHEDULE 2.7
                                  ------------

                                   LITIGATION

             There is no litigation pending with regards to UNERGI.

                                  SCHEDULE 2 8
                                  ------------

                               CONTRACTS OF UNERGI

BETWEEN & FOR:                            SIGNED:                  NOTES:

Showcase Mall Joint Venture And           02/05/99           Assigned to UNERGI.
Dynamic Media Group. For the
Showcase Garage site in Las
Vegas. One face.

Champion Outdoor Media Services           02/08/99           Assigned to UNERGI.
And Dynamic Media Group. For
the I-595 billboard site in Ft
Lauderdale, FL. Two faces.

Champion Outdoor media Services           02/08/99           Assigned to UNERGI.
And Dynamic Media-Group. For
the I-95 billboard site in Ft.
Lauderdale, FL. Two faces.

Below are additional sites that are in the process of being secured but contracts have not been signed. The rights to all of these potential contracts are being assigned to UNERGI, INC.

Island Plaza Joint Venture in Las Vegas. A site in front of the Showcase facing the corner of Las Vegas Blvd. (the strip) and Tropicana.

Las Vegas Airport property. NW corner of Tropicana and Paradise.

Maxim Hotel and Casino in Las Vegas. Side Wall.

Freemont Street in Las Vegas. End of the walkway.

Argosy Riverboat in Cincinnati. Inside the Atrium.

All-Star Sports Cafe in Manhattan. Side of the building.

NJ Turnpike heading towards the Holland tunnel. Billboard with Champion Outdoor.

Cleveland, Ohio at the Point with PlayHouse Square.

Reno Airport baggage area with Reno Airport.

Los Angeles billboard. Corner of Burbank and Sepulveda with owners.

                                  SCHEDULE 2.9
                                  ------------

                              PROPERTIES OF UNERGI

                                      None

SCHEDULE 3.5
LIST OF PARENT LIABILITIES

Sid Lucero     $234,860
Joe Menza      $ 54,000
Troy Lowrie    $641,152